Exhibit 99.24

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-I

KEY PERFORMANCE FACTORS
February 29, 2000



        Expected B Maturity                                        8/16/04


        Blended Coupon                                              6.5225%



        Excess Protection Level
          3 Month Average 5.44%
          February, 2000 6.22%
          January, 2000  5.43%
          December, 1999 4.67%


        Cash Yield18.80%


        Investor Charge Offs 4.75%


        Base Rate 7.83%


        Over 30 Day Delinquency 5.01%


        Seller's Interest 9.54%


        Total Payment Rate14.30%


        Total Principal Balance$48,263,301,515.80


        Investor Participation Amount$750,000,000.00


        Seller Participation Amount$4,604,500,997.31